NCOME TAXES	12 Months Ended
Nov. 30, 2012
Notes to Financial Statements
NCOME TAXES

9.       INCOME TAXES

The Company is subject to foreign and domestic income taxes. The Company has had no income, and therefore has paid no income tax.

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company’s deferred tax assets consist entirely of the benefit from net operating loss (NOL) carry-forwards. The NOL carry forwards expire in various years through 2032. The Company’s deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the NOL carry-forwards. NOL carry-forwards may be further limited by a change in company ownership and other provisions of the tax laws.

The Company’s deferred tax assets, valuation allowance, and change in valuation allowance are as follows:

Period Ending	Estimated NOL Carry-forward	NOL Expires	Estimated Tax Benefit from NOL	Valuation Allowance	Net Tax Benefit

November 30, 2010	116,675	2030	40,836	(40,836)	-
November 30, 2011	328,821	2031	115,087	(115,087)	-
November 30, 2012	980,558	2032	343,195	(343,195)	-

Income taxes at the statutory rate are reconciled to the Company’s actual income taxes as follows:

	2012	2011
Income tax benefit at statutory rate resulting from net operating loss carry forward	(35%)	(35%)
Deferred income tax valuation allowance	35%	35%
Actual tax rate	0%	0%

As at November 30, 2012, the Company is in arrears on filing its statutory corporate income tax returns and the amounts presented above are based on estimates. The actual losses available could differ from these estimates.